UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )
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The Asia Tigers Fund, Inc.
(Name of Registrant as Specified In Its Charter)
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The Asia Tigers Fund, Inc.
345 Park Avenue
New York, New York 10154

February 5, 2008

Dear Stockholder:

We are pleased to enclose the notice and proxy statement for the Annual Meeting of Stockholders of The Asia Tigers Fund, Inc. (NYSE: GRR; the “Fund”) to be held on Friday, February 22, 2008, at the offices of Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, Conference Room J, 30th Floor, New York, New York at 11:00 a.m., New York time.

At the meeting, you will be asked to vote on the election of Directors.

After careful consideration, the Board of Directors of the Fund, including all of the Independent Directors, recommends that you vote “FOR” the election of each of the nominees.

Whether or not you intend to attend the meeting, you may vote by proxy by signing and returning your proxy card in the enclosed postage-paid envelope or by following the instructions on your proxy card to vote by telephone or over the Internet. Please familiarize yourself with the proposal and vote immediately, even if you plan to attend the meeting.

If your completed proxy card is not received, you may be contacted by representatives of the Fund or by our proxy solicitor, Georgeson Inc. (“Georgeson”). Georgeson has been engaged to assist the Fund in soliciting proxies. Representatives of Georgeson will remind you to vote your shares. You may also call the number provided on your proxy card for additional information.

As always, we thank you for your confidence and support.

Sincerely,

Prakash A. Melwani
Director and President

The Asia Tigers Fund, Inc.
345 Park Avenue
New York, New York 10154

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

February 5, 2008

To the Stockholders:

An Annual Meeting of Stockholders of The Asia Tigers Fund, Inc. (the “Fund”) will be held on Friday, February 22, 2008, at the offices of Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, Conference Room J, 30th Floor, New York, New York at 11:00 a.m., New York time, for the purpose of considering and voting upon proposals to:

1.	Elect two Class I Directors to the Board of Directors.

2.	Transact such other business as may be properly presented at the Meeting or any adjournments or postponements thereof.

The close of business on January 25, 2008, has been fixed as the record date for the determination of Stockholders entitled to notice of and to vote at the meeting. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

By order of the Board of Directors,

Joshua B. Rovine
Secretary

TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU to indicate voting instructions on the enclosed proxy card, date and sign it and return it promptly in the envelope provided, or to vote promptly by telephone or over the Internet according to the instructions on the enclosed proxy card, no matter how large or small your holdings may be.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts. Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Accounts. Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3.	Other Accounts. The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

REGISTRATION

Corporate Accounts	Valid Signature

ABC Corp.	ABC Corp. (by John Doe, Treasurer)
ABC Corp.	John Doe, Treasurer
ABC Corp. c/o John Doe, Treasurer	John Doe
ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

ABC Trust	Jane B. Doe, Trustee
Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts

John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
John B. Smith	John B. Smith, Jr., Executor

The Asia Tigers Fund, Inc.
345 Park Avenue
New York, New York 10154

PROXY STATEMENT

This proxy statement is furnished in connection with a solicitation by the Board of Directors of The Asia Tigers Fund, Inc. (the “Fund”) of proxies to be used at the Annual Meeting of Stockholders of the Fund to be held at the offices of Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, New York in Conference Room J on the 30th Floor, on Friday, February 22, 2008, at 11:00 a.m., New York time, and at any adjournments or postponements thereof (the “Meeting”), for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

This proxy statement and the accompanying form of proxy are first being mailed to Stockholders on or about February 5, 2008.

At the Meeting, Stockholders will vote on a proposal to elect two Class I Directors to the Board of Directors.

This Proxy Statement sets forth concisely the information Stockholders of the Fund should know before voting on the proposal. Please read it carefully and retain it for future reference. The Fund’s Annual Report, containing financial statements for the fiscal year ended October 31, 2007, as filed on Form N-CSR, is available free of charge by contacting Blackstone Asia Advisors L.L.C., 345 Park Avenue, New York, New York 10154, by calling 1-866-800-8933 toll-free or on the Internet at www.blackstone.com. Information about the Fund is included in this proxy statement. Reports and other information filed by the Fund can be inspected in person at the Public Reference Room maintained by the Securities and Exchange Commission (the “SEC”) at the address below, and copies of such materials can be obtained from the Public Reference Branch at the address below. In addition, shares of common stock of the Fund are listed on the New York Stock Exchange (the “NYSE”) under the ticker symbol “GRR”. Reports and other information concerning the Fund can be inspected by contacting the NYSE at New York Stock Exchange, Inc., 11 Wall Street, New York, New York 10005. The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith, file reports and other information, including proxy materials and charter documents, with the SEC.

You also may view or obtain these documents from the SEC:

In Person:	At the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549

By Phone:	1-800-SEC-0330

By Mail:	Public Reference Branch

Officer of Consumer Affairs and Information Services Securities and Exchange Commission 100 F Street, N.E. Washington, D.C. 20549 (duplicating fee required)

By Email:	publicinfo@sec.gov (duplicating fee required)

By Internet:	www.sec.gov

Stockholders who execute proxies retain the right to revoke them in person at the Meeting, by written notice received by the Secretary of the Fund at any time before they are voted or by delivering a duly executed proxy bearing a later date. Proxies that are not revoked will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR each of the nominees for Director.

The close of business on January 25, 2008, has been fixed as the record date for the determination of Stockholders entitled to notice of and to vote at the Meeting. Each Stockholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held.

On the record date there were 4,445,421.7648 shares of the Fund’s common stock outstanding.

In the event that a quorum is not present at the Meeting, the persons named as proxies may propose, without notice other than by announcement at the meeting, one or more adjournments or postponements of the Meeting to a date not more than 120 days after the original record date to permit further solicitation of proxies or until a quorum shall attend. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR or AGAINST any such proposal at their discretion. Under the By-Laws of the Fund, a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the outstanding shares of common stock of the Fund entitled to vote at the Meeting.

Votes cast by proxy or in person at the Meeting will be tabulated by the inspector of election appointed for the Meeting. The inspector of election will determine whether or not a quorum is present at the Meeting. The inspector of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

For purposes of the election of Directors, abstentions and broker non-votes will not be considered votes cast and will not affect the plurality vote required for Directors. The persons named as proxies will have discretionary authority to vote all shares for which they serve as proxies, including abstentions and broker non-votes, on the adjournment of the Meeting, whether or not a quorum is present, to a date not more than 120 days after the original record date to permit further solicitation of proxies.

Stockholders who plan on attending the Meeting will be required to provide valid identification in order to gain admission.

The Board of Directors of the Fund knows of no business other than that discussed above that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

The Fund is a non-diversified, closed-end management investment company registered under the 1940 Act. The principal business address of the Fund is 345 Park Avenue, New York, New York 10154.

The date of this Proxy Statement is February 5, 2008.

PROPOSAL 1. ELECTION OF DIRECTORS

Background

In accordance with the Fund’s Charter, the Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. At the Meeting, Stockholders will be asked to elect two Class I Directors, each to hold office until the 2011 Annual Meeting of Stockholders, or thereafter until his successor is elected and qualified. The term of office of the Class II Director expires at the Annual Meeting of Stockholders in 2009, or thereafter until his successor is duly elected and qualified. The terms of office of the Class III Directors expire at the Annual Meeting of Stockholders in 2010, or thereafter until their respective successors are duly elected and qualified. These staggered terms have the effect of limiting the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors and could have the effect of depriving Stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund.

The persons named in the accompanying form of proxy intend to vote at the Meeting (unless directed not to vote) FOR the election of the nominees listed below. Messrs. Gelb and Rubio are currently members of the Fund’s Board of Directors. The nominees have consented to their being named in this proxy statement and have indicated that they will serve if elected. If a nominee should be unable to serve, the proxy will be voted for any other person determined by the persons named as proxies in their discretion.

The following table provides information concerning the nominees for election as Class I Directors:

Number of
				Funds in	Other
				Fund	Board
				Complex	Memberships
		Length		Overseen by	Held by
	Position(s)	of	Principal	Nominee	Nominee
	Held with	Time	Occupation(s)	(including the	During Past
Name, Address and Age	Fund	Served	During Past 5 Years	Fund)	Five Years

Nominees to serve as Class I Directors until the 2011 Annual Meeting of Stockholders

Independent Directors/Nominees

Leslie H. Gelb c/o Blackstone Asia Advisors L.L.C. 345 Park Avenue New York, New York 10154 Birth Year: 1937	Director and Member of the Audit and Nominating Committees	Since 1994	President Emeritus, The Council on Foreign Relations (2003–Present); President, The Council on Foreign Relations (1993–2003); Columnist (1991–1993), Deputy Editorial Page Editor (1985–1990) and Editor, Op-Ed Page (1988–1990), The New York Times	2	Britannica.com; Director of 22 registered investment companies advised by Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates

Luis F. Rubio c/o Blackstone Asia Advisors L.L.C. 345 Park Avenue New York, New York 10154 Birth Year: 1955	Director and Member of the Audit and Nominating Committees	Since 1999	President, Centro de Investigacion para el Desarrollo, A.C. (Center of Research for Development) (2000–Present); frequent contributor of op-ed pieces to The Los Angeles Times and The Wall Street Journal	2	Member of Board of Trustees or Board of Managers of four registered investment companies advised by Advantage Advisers L.L.C. or its affiliates (“Advantage”)

The following table provides information concerning the Class II and Class III Directors currently serving until the year 2009 and 2010 Annual Meetings of Stockholders, respectively:

				Number of	Other
				Funds in	Board
				Fund	Memberships
				Complex	Held by
		Length		Overseen by	Director
	Position(s)	of	Principal	Director	During
	Held with	Time	Occupation(s)	(including	Past
Name, Address and Age	Fund	Served	During Past 5 Years	the Fund)	Five Years

Class II Directors serving until the 2009 Annual Meeting of Stockholders

Independent Director

Jeswald W. Salacuse c/o Blackstone Asia Advisors L.L.C. 345 Park Avenue New York, New York 10154 Birth Year: 1938	Director and Member of the Audit and Nominating Committees	Since 1993	Henry J. Braker Professor of Commercial Law, The Fletcher School of Law & Diplomacy, Tufts University (1986–Present); Consultant	2	Director of 22 registered investment companies advised by LMPFA and its affiliates

Class III Directors serving until the 2010 Annual Meeting of Stockholders

Interested Director

Prakash A. Melwani[1] The Blackstone Group L.P. 345 Park Avenue New York, N.Y. 10154 Birth Year: 1958	Director and President	Since 2005	Senior Managing Director, Private Equity Group, The Blackstone Group L.P. (May 2003–Present); Founder and Chief Investment Officer, Vestar Capital Partners (1988-2003)	2	Aspen Insurance Holdings Limited and Kosmos Energy Holdings

Independent Director

Lawrence K. Becker c/o Blackstone Asia Advisors L.L.C. 345 Park Avenue New York, New York 10154 Birth Year: 1955	Director and Member of the Audit and Nominating Committees	Since 2003	Private Investor, Real Estate Investment Management (July 2003–Present); Vice President, Controller/Treasurer, National Financial Partners (2000–2003); Managing Director, Controller/Treasurer, Oppenheimer Capital–PIMCO (1981–2000)	2	Member of Board of Trustees or Board of Managers of four registered investment companies advised by Advantage

1	Mr. Melwani is an “interested person,” as defined in the 1940 Act, because he serves as a Senior Managing Director of The Blackstone Group L.P., the parent company of the Fund’s investment manager and administrator.

Director Compensation

Under the federal securities laws, the Fund is required to provide to Stockholders in connection with the Meeting information regarding compensation paid to Directors by the Fund as well as by the various other U.S. registered investment companies advised by the investment manager or an affiliate of the investment manager during the Fund’s prior fiscal year. The following table provides information concerning the approximate compensation paid during the fiscal year ended October 31, 2007 to each Director of the Fund and the aggregate compensation paid to them from all registered funds in the Fund Complex for the fiscal year ended October 31, 2007. The Fund does not provide any pension or retirement benefits to Directors.

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or that have a common investment manager or that have an investment manager that is an affiliated person of the investment manager of any of the other registered investment companies. Investment companies are considered to be in the same family if they share the same investment manager or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services.

		Total
		Compensation	Total
		from	Compensation
	Aggregate	Other Funds	from
	Compensation	Advised by	Fund and
Name of Director	from Fund	Adviser	Fund Complex

Lawrence K. Becker	$9,250	$38,500	$47,750
Leslie H. Gelb	9,250	32,500	41,750
Prakash A. Melwani	0	0	0
Luis F. Rubio	9,250	33,500	42,750
Jeswald W. Salacuse	11,750	47,500	59,250

Beneficial Share Ownership

At January 25, 2008, to the knowledge of the Fund, no person owned of record or owned beneficially more than 5% of the outstanding shares of the Fund, except that Cede & Co., a nominee for participants in The Depository Trust Company, held of record 4,391,766 shares, equal to approximately 98.79% of the outstanding shares of the Fund.

Security Ownership of Management

The following table provides information concerning the number and dollar range of equity securities owned beneficially by each Director as of January 25, 2008:

Aggregate Dollar Range of
Equity Securities in All Funds
	Dollar Range of	Overseen or to be Overseen
Name of Director	Equity Securities	by Director or Nominee in
or Nominee	in the Fund	Family of Investment Companies

Directors
Lawrence K. Becker	None	None
Leslie H. Gelb	None	None
Prakash A. Melwani	None	None
Luis F. Rubio	None	None
Jeswald W. Salacuse	$1-$10,000	$10,001-$50,000
All Directors and Executive Officers (as a group)	$1-$10,000	$10,001-$50,000

As of January 25, 2008, the holdings of no Director or executive officer, nor the Directors and executive officers of the Fund as a group, represented more than 1% of the outstanding shares of the Fund’s common stock. At January 25, 2008, no Director or nominee for election as Director who is not an “interested person” of the Fund as defined in the 1940 Act, nor any immediate family member of such persons, owned beneficially or of record any shares of Blackstone Asia Advisors L.L.C. (“Blackstone Advisors”), the Fund’s investment manager and administrator, or any person or entity (other than the Fund) directly or indirectly controlling, controlled by, or under common control with The Blackstone Group L.P.

Responsibilities of the Board of Directors

The Board of Directors is responsible for ensuring that the Fund is managed in the best interest of its Stockholders. The Directors oversee the Fund’s business by, among other things, meeting with the Fund’s management and evaluating the performance of the Fund’s service providers including Blackstone Advisors and the Fund’s custodian and the transfer agent. As part of this process, the Directors consult with the Fund’s independent registered public accounting firm and with their own separate independent counsel.

The Board of Directors has four regularly scheduled meetings each year and additional meetings are scheduled as needed. In addition, the Board has an Audit Committee and a Nominating Committee which meet periodically during the year and whose responsibilities are described below.

The Directors regularly review the Fund’s financial statements, performance and market price as well as the quality of the services being provided to the Fund. As part of this process, the Directors review the Fund’s fees and expenses to determine if they are reasonable and competitive in light of the services being received, while also ensuring that the Fund continues to have access to high quality services in the future. Based on these reviews, the Directors periodically make suggestions to the Fund’s management and monitor to ensure that responsive action is taken. The Directors also monitor potential conflicts of interest among the Fund, Blackstone Advisors and their affiliates and other funds and clients managed by Blackstone Advisors to ensure that the Fund is managed in a manner which is in the best interest of the Fund’s Stockholders.

Officers of the Fund

The executive officers of the Fund are chosen each year at the first meeting of the Board of Directors of the Fund following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are chosen and qualified. The current executive officers of the Fund are:

Term of Office
and Length
	Position(s) Held	of Time	Principal Occupation
Name, Address and Age	with Fund	Served	During Past 5 Years

Prakash A. Melwani The Blackstone Group L.P. 345 Park Avenue New York, N.Y. 10154 Birth Year: 1958	President and Director	Since 2005	Senior Managing Director, Private Equity Group, The Blackstone Group L.P. (May 2003–Present); Founder and Chief Investment Officer, Vestar Capital Partners (1988–2003)

Robert L. Friedman The Blackstone Group L.P. 345 Park Avenue New York, N.Y. 10154 Birth Year: 1943	Chief Legal Officer and Vice President	Since 2005	Chief Legal Officer, The Blackstone Group L.P. (2003–Present); Senior Managing Director, The Blackstone Group L.P. (1999–Present)

Joshua B. Rovine The Blackstone Group L.P. 345 Park Avenue New York, N.Y. 10154 Birth Year: 1965	Secretary	Since 2005	Managing Director, Finance and Administration Group, The Blackstone Group L.P. (2003–Present); Partner, Sidley Austin Brown & Wood LLP (1994–2003)

Joseph M. Malangoni Blackstone Asia Advisors L.L.C. 53 State Street Boston, Mass. 02109 Birth Year: 1976	Treasurer and Vice President	Since 2005	Chief Financial Officer, Blackstone Asia Advisors L.L.C. (2007–Present); Controller and Chief Compliance Officer, Steadfast Financial LLC (2002–2007)

Barbara F. Pires Blackstone Asia Advisors L.L.C. 345 Park Avenue New York, N.Y. 10154 Birth Year: 1952	Chief Compliance Officer and Vice President	Since 2005	Chief Compliance Officer and Principal, Blackstone Asia Advisors L.L.C. (2006–Present); Consultant, BFP Consulting, L.L.C.
(2005–2006); Chief Compliance Officer, The Asia Tigers Fund, Inc. and The India Fund, Inc. (2005–Present); Senior Vice President, Oppenheimer Asset Management, Inc. (1996–2005)

Punita Kumar-Sinha Blackstone Asia Advisors L.L.C. 345 Park Avenue New York, N.Y. 10154 Birth Year: 1962	Portfolio Manager Chief Investment Officer	Since 1999 Since 2005	Senior Managing Director, The Blackstone Group L.P. (2006–Present); Managing Director and Senior Portfolio Manager, Advantage Advisers, Inc., an affiliate of Oppenheimer & Co., Inc. (1997–2005); Portfolio Manager, The Asia Tigers Fund, Inc. (1999–Present) and The India Fund, Inc.
(1997–Present); Senior Portfolio Manager and Chief Investment Officer, The Asia Opportunities Fund L.L.C. (2007-Present)

Audit Committee

The Fund’s Audit Committee is composed entirely of Directors who are not “interested persons” of the Fund, Blackstone Advisors or its affiliates within the meaning of the 1940 Act, and who are “independent” as defined in the NYSE listing standards. Currently, Messrs. Becker, Gelb, Rubio and Salacuse are members of the Audit Committee. The Audit Committee convened three times during the fiscal year ended October 31, 2007. The principal functions of the Audit Committee are to appoint and retain the Fund’s independent registered public accounting firm, to review with the independent registered public accounting firm the scope, performance and anticipated cost of their audit and to receive and consider a report from the independent registered public accounting firm concerning their conduct of the audit, including the form of the opinion proposed to be rendered and any comments or recommendations the independent registered public accounting firm might want to make in that connection. The Board has determined that Mr. Becker is an “audit committee financial expert,” as defined in Section 401(h) of Regulation S-K. The Fund adopted an Audit Committee Charter in February 2000, which was most recently amended and restated in November 2005. The Fund’s amended and restated Audit Committee Charter was filed as Exhibit B to the Proxy Statement filed by the Fund on January 9, 2006.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent registered public accounting firm. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of the Fund’s financial statements has been carried out in accordance with generally accepted auditing standards or that the financial statements are presented in accordance with generally accepted accounting principles.

Pursuant to the Fund’s Audit Committee Pre-Approval Policy, the Audit Committee pre-approved all audit and non-audit services provided by PwC to the Fund in 2007. A representative of PwC will be available at the Meeting to answer appropriate questions and will have an opportunity to make a statement if he or she chooses to do so.

Nominating Committee

The Nominating Committee is composed entirely of Directors who are not “interested persons” of the Fund, Blackstone Advisors or its affiliates within the meaning of the 1940 Act, and who are “independent” as defined in the NYSE listing standards. Currently Messrs. Becker, Gelb, Rubio and Salacuse are members of the Nominating Committee. This Committee did not meet during the fiscal year ended October 31, 2007. The principal function of the Nominating Committee is to select and nominate persons for election as Directors of the Fund. The Fund adopted a Nominating Committee Charter on December 18, 2003, which was filed as Exhibit A to the Proxy Statement filed by the Fund on January 17, 2007.

The Nominating Committee identifies potential nominees through its network of contacts. While the Nominating Committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote, the Nominating Committee does not have specific, minimum qualifications for nominees and has not established specific qualities or skills that it regards as necessary for one or more of the Fund’s Directors to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard).

In identifying and evaluating nominees, the Nominating Committee considers factors it deems relevant which include: whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve on the Board of Directors of the Fund; whether or not the person has any relationship that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment manager of the Fund, Fund service providers or their affiliates; whether or not the person serves on boards of, or is otherwise affiliated with, competing organizations or funds; and the character and integrity of the person and the contribution which the person can make to the Board. The Nominating Committee will accept nominations for the office of Director made by Fund Stockholders. Stockholders who wish to recommend a nominee should send nominations to the Secretary of the Fund which include biographical information and set forth the qualifications of the proposed nominee. There are no differences in the manner in which the Nominating Committee evaluates nominees based on whether such nominees are recommended by a Stockholder.

The Fund does not pay a fee to any third party or parties to identify or evaluate or assist in identifying or evaluating potential nominees. The Nominating Committee did not receive a recommended nominee from a Stockholder who beneficially owned, or a group of Stockholders who beneficially owned, more than 5% of the Fund’s shares for at least one year as of the date the recommendation was made.

Board Meetings

During the fiscal year ended October 31, 2007, the Board of Directors held four regular meetings and one special meeting. Each Director attended at least 75% of the meetings of the Board or the committee(s) of the Board on which he served.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, and Section 30(h) of the 1940 Act in combination require the Fund’s Directors and officers, persons who own more than ten percent of the Fund’s common stock, Blackstone Advisors and its directors and officers, to file reports of ownership and changes in ownership of the Fund’s securities with the SEC and the NYSE. These persons and entities are required by SEC regulation to furnish the Fund with copies of all such forms they file.

Based solely on a review of those forms furnished to the Fund, the Fund believes that the Fund’s Directors and officers, and Blackstone Advisors and their directors and officers, have complied with applicable filing requirements during the fiscal year ended October 31, 2007.

Report of the Audit Committee

The Audit Committee reports that it has: (i) reviewed and discussed the Fund’s audited financial statements for the fiscal year ended October 31, 2007 with management; and (ii) discussed with PricewaterhouseCoopers LLP (“PwC”), the Fund’s independent registered public accounting firm, the matters required to be discussed by Statement on Auditing Standards No. 61 (“SAS 61”). SAS 61 requires the independent registered public accounting firm to communicate to the Audit Committee matters including, if applicable: (i) methods used to account for significant unusual transactions; (ii) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; (iii) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor’s conclusions regarding the reasonableness of those estimates; and (iv) disagreements with management over the application of accounting principles and certain other matters.

The Audit Committee also reports that it previously received written confirmation from PwC that it is independent and written disclosures regarding such independence as required by Independence Standards Board Standard No. 1 and discussed with PwC the independent registered public accounting firm’s independence. In addition, the Audit Committee has reviewed the aggregate fees billed by PwC for professional services rendered to the Fund and for non-audit services provided to Blackstone Asia Advisors, L.L.C. (“Blackstone Advisors”), the Fund’s investment manager, and any entity controlling, controlled by or under common control with Blackstone Advisors that provided services to the Fund. As part of this review, the Committee considered, in addition to other practices and requirements relating to selection of the Fund’s independent registered public accounting firm, whether the provision of such non-audit services was compatible with maintaining the independence of PwC.

Based on the foregoing review and discussions, the Audit Committee presents this report to the Board of Directors and recommends that: (i) the Fund’s audited financial statements for the fiscal year ended October 31, 2007 be included in the Fund’s annual report to stockholders for such fiscal year; (ii) such annual report be filed with the Securities and Exchange Commission and the New York Stock Exchange; and (iii) PwC be reappointed as the Fund’s independent registered public accounting firm for the fiscal year ending October 31, 2008.

Submitted by the Audit Committee of the Fund’s Board of Directors

Lawrence K. Becker
Leslie H. Gelb
Luis F. Rubio
Jeswald W. Salacuse
December 19, 2007

Required Vote

Directors are elected by a plurality of all the votes cast by the holders of shares of common stock of the Fund present in person or represented by proxy at a meeting with a quorum present. A “plurality of the votes” cast means the candidate must receive more votes than any other candidate for the same position, but not necessarily a majority of the votes cast. For purposes of the election of Directors, abstentions and broker non-votes will not be considered votes cast, and do not affect the plurality vote required for Directors.

Please note that unless otherwise instructed, the proxies will vote FOR each nominee for Director.

The Directors, including the Independent Directors, recommend that Stockholders vote
“FOR” each nominee for Director.

ADDITIONAL INFORMATION

Service Providers

Blackstone Advisors currently serves as the Fund’s investment manager and as the Fund’s administrator. The address of Blackstone Advisors is 345 Park Avenue, New York, New York 10154. Blackstone Advisors is a wholly-owned subsidiary of The Blackstone Group L.P.

Blackstone Advisors subcontracts certain of its responsibilities as administrator to PFPC Inc. The address of PFPC Inc. is 103 Bellevue Parkway, Wilmington, Delaware 19809.

Independent Registered Public Accounting Firm

The Fund’s Audit Committee has adopted written policies relating to the pre-approval of the audit and non-audit services performed by the Fund’s independent registered public accounting firm. Unless a type of service to be provided by the independent registered public accounting firm has received general pre-approval, it requires specific pre-approval by the Audit Committee. Under the policies, on an annual basis, the Fund’s Audit Committee reviews and pre-approves the services to be provided by the independent registered public accounting firm without having obtained specific pre-approval from the Audit Committee. In addition, the Audit Committee pre-approves any permitted non-audit services to be provided by the independent registered public accounting firm to Blackstone Advisors or any entity controlling, controlled by, or under common control with Blackstone Advisors if such services relate directly to the operations and financial reporting of the Fund.

Audit Fees. The aggregate fees paid to PwC in connection with the annual audit of the Fund’s financial statements and for services normally provided by PwC in connection with the statutory and regulatory filings of the Fund for the fiscal years ended October 31, 2006 and October 31, 2007 were $75,790 and $79,000, respectively, including out-of-pocket expenses.

Audit-Related Fees. The aggregate fees paid to PwC in connection with assurance and related services related to the annual audit of the Fund and for review of the Fund’s financial statements, other than the Audit Fees described above, for the fiscal years ended October 31, 2006 and October 31, 2007 were $0 and $0, respectively.

Tax Fees. The aggregate fees paid for domestic and international tax-related services, including tax compliance, tax advice and tax planning, rendered by PwC to the Fund for the fiscal years ended October 31, 2006 and October 31, 2007 were $55,400 and $33,400, respectively.

All Other Fees. The aggregate fees billed for all other non-audit services rendered by PwC to the Fund for the fiscal years ended October 31, 2006 and October 31, 2007 were $0 and $0, respectively.

The aggregate non-audit fees billed by PwC for services rendered to the Fund, Blackstone Advisors and any entity controlling, controlled by or under common control with the Fund or Blackstone Advisors that provides ongoing services to the Fund for the fiscal years ended October 31, 2006 and October 31, 2007 were $0 and $0, respectively. The Audit Committee has determined that the provision of non-audit services is compatible with maintaining the independence of PwC.

In addition, the aggregate non-audit fees billed by PwC for services rendered to Advantage Advisers, Inc., the registrant’s investment adviser prior to December 4, 2005 and any entity controlling, controlled by or under common control with Advantage Advisers, Inc. that provided ongoing services to the Fund was $0 for the period November 1, 2005 to December 4, 2005.

None of the services described above, provided in the fiscal year ended October 31, 2007, were approved pursuant to the de minimis exception provided in Rule 2-01(c)(7)(i)(C) of Regulation S-X promulgated by the SEC.

Other Business

The Fund’s Board of Directors does not know of any other matter that may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

Stockholder Proposals

All proposals by Stockholders of the Fund that are intended to be presented at the Fund’s next Annual Meeting of Stockholders, to be held in 2009, must be received by the Fund (addressed to The Asia Tigers Fund, Inc., 345 Park Avenue, New York, New York 10154) for inclusion in the Fund’s proxy statement and proxy relating to that meeting no later than October 8, 2008. Any Stockholder who desires to bring a proposal for consideration at the Fund’s year 2009 Annual Meeting of Stockholders without including such proposal in the Fund’s proxy statement must deliver written notice thereof to the Secretary or Assistant Secretary of the Fund (addressed to The Asia Tigers Fund, Inc., 345 Park Avenue, New York, New York 10154) during the period from October 24, 2008 to November 24, 2008. However, if the Fund’s 2009 Annual Meeting of Stockholders is held earlier than January 23, 2009 or later than April 23, 2009, such written notice must be delivered to the Secretary or Assistant Secretary of the Fund no earlier than 120 days before the date of the 2009 Annual Meeting of Stockholders and no later than the later of 90 days before the date of the 2009 Annual Meeting of Stockholders or 10 days following the public announcement of the date of the 2009 Annual Meeting of Stockholders.

Stockholder Communications with the Board of Directors

The Fund has adopted procedures by which Fund Stockholders may send communications to the Board of Directors. Stockholders may mail written communications to the Board to the attention of the Board of Directors of The Asia Tigers Fund, Inc., c/o the Fund’s Chief Legal Officer, 345 Park Avenue, New York, New York 10154. Stockholder communications must (i) be in writing and be signed by the Stockholder and (ii) identify the number of shares held by the Stockholder. The Chief Legal Officer of the Fund is responsible for reviewing properly submitted Stockholder communications. The Chief Legal Officer shall either (i) provide a copy of each properly submitted Stockholder communication to the Board at its next regularly scheduled board meeting or (ii) if the Chief Legal Officer determines that the communication requires more immediate attention, forward the communication to the Directors promptly after receipt. The Chief Legal Officer may, in good faith, determine that a Stockholder communication should not be provided to the Board because it does not reasonably relate to the Fund or its operations, management, activities, policies, service providers, Board, officers, Stockholders or other matters relating to an investment in the Fund or is otherwise ministerial in nature. These procedures shall not apply to (i) any communication from an officer or Director of the Fund, (ii) any communication from an employee or agent of the Fund, unless such communication is made solely in such employee’s or agent’s capacity as a Stockholder of the Fund, or (iii) any Stockholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or any communication made in connection with such a proposal.

The Fund does not have a formal policy regarding attendance by Directors at Annual Meetings of Stockholders. Prakash A. Melwani attended the Fund’s February 23, 2007 Annual Meeting of Stockholders.

Expenses of Proxy Solicitation

The costs of preparing, printing, assembling and mailing material in connection with this solicitation of proxies will be borne by the Fund, even if the proposals are not successful, as will all of the other costs in connection with the Meeting. It is estimated that the Fund’s costs related to the solicitation will total approximately $35,500. Proxies may also be solicited personally by Directors and officers of the Fund and by regular employees of Blackstone Advisors, its respective affiliates or other representatives of the Fund, and may be accomplished by telephone in addition to the use of mails. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and they will be reimbursed by the Fund for out-of-pocket expenses incurred in this connection.

In addition, Georgeson Inc. (“Georgeson”), a proxy solicitation firm, has been retained to assist in the solicitation of the proxy vote. It is anticipated that Georgeson will be paid an amount estimated at $9,500 plus reasonable out-of-pocket expenses. Therefore, expenses of the Meeting will include costs of (i) preparing, assembling and mailing material in connection with the solicitation, (ii) soliciting proxies by officers or employees, personally or by telephone or telegraph, (iii) reimbursing brokerage houses, banks and other fiduciaries and (iv) compensating the proxy solicitor.

Georgeson may call Stockholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Stockholders’ identities, to allow Stockholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. A Stockholder voting by telephone would be asked for his or her social security number or other identifying information and would be given an opportunity to authorize proxies to vote his or her shares in accordance with his or her instructions. To ensure that the Stockholder’s instructions have been recorded correctly, he or she will receive a confirmation of such instructions in the mail. The confirmation is a replica of the proxy card but with marks indicating how the Stockholder voted, along with a special toll-free number which will be available in the event the Stockholder wishes to change or revoke the vote. Although a Stockholder’s vote may be taken by telephone, each Stockholder will receive a copy of this proxy statement and may vote by mailing the enclosed proxy card. If you have any questions or need assistance in voting, please contact Georgeson at its toll-free number, 1-877-847-1383.

Please vote promptly by signing and dating the enclosed proxy card and returning it in the accompanying postage-paid return envelope or by following the instructions on the enclosed proxy card for voting by telephone or over the Internet.

February 5, 2008

TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE
THE ASIA TIGERS FUND, INC. ANNUAL MEETING OF STOCKHOLDERS—FEBRUARY 22, 2008 THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS
The undersigned hereby appoints Robert L. Friedman, Joshua B. Rovine and Dana Buono, and each P of them, attorneys and proxies for the undersigned, with full power of substitution and revocation, to represent the undersigned at the Annual Meeting of Stockholders of the Fund to be held at the offices of Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, New York 10017, in Conference Room J on the 30th Floor on Friday, February 22, 2008, at 11:00 a.m., and at any adjournments or postponements thereof, upon the matters set forth in the Notice of Meeting and Proxy Statement R O dated February 5, 2008 and upon all other matters properly coming before said Meeting. Please indicate your vote by an “X” in the appropriate box on the reverse side. This Proxy, if properly executed, will be voted in the manner directed by the Stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH NOMINEE FOR DIRECTOR IN PROPOSAL 1 AND IN THE Y DISCRETION OF THE PERSONS NAMED AS PROXIES ON ALL OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING. Please refer to the Proxy Statement for a discussion of the Proposals. HAS YOUR ADDRESS CHANGED? DO YOU HAVE ANY COMMENTS? SEE REVERSE SIDE

Continued and to be signed and dated, see the reverse side. SEE REVERSE SIDE THERE ARE THREE WAYS TO VOTE YOUR PROXY TELEPHONE VOTING
This method of voting is available for residents of the
U.S. and Canada. On a touch tone telephone, call TOLL FREE 1-800-786-8302, 24 hours a day, 7 days a week. Have this proxy card ready, then follow the prerecorded instructions. Your vote will be confirmed and cast as you have directed. Available 24 hours a day, 7 days a week until 5:00 p.m. New York Time on February 21, 2008.
INTERNET VOTING
Visit the Internet voting Web site at http://proxy.georgeson.com. Have this proxy card ready and follow the instructions on your screen. You will incur only your usual Internet charges. Available 24 hours a day, 7 days a week until 5:00 p.m. New York Time on February 21, 2008.
VOTING BY MAIL
Simply sign and date your proxy card and return it in the postage-paid envelope to Georgeson Inc., Wall Street Station, P.O. Box 1100, New York, NY 10269-0646. If you are voting by telephone or the Internet, please do not mail your proxy card.
TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE
X Please mark votes as in this example.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH NOMINEE FOR DIRECTOR IN PROPOSALS 1. —
1. To elect two Class I Directors to the Board of Directors to serve until the 2011 Annual Meeting of Stockholders (01) Leslie H. Gelb (02) Louis F. Rubio (Instruction: to withhold authority to vote for any individual nominee, write that nominee’s name in the space provided above.) 2. The persons named as proxies are authorized to vote in their discretion on any other business as may properly come before the Meeting. FOR ALL NOMINEES WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES —
Please mark the box at right if you plan to attend the Meeting. (Please bring valid identification.)
Change of address and/or comments appear on reverse.
Date , 2008
(Signature) (Signature) (Title)
Note: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.
PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.